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ARKANSAS STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT -
January 31, 1996

IDS State Tax-Exempt Funds Statement of Additional Information
(Aug. 29, 1995)
Form No. S-6328-20 L (8/95)
      IDS California Tax-Exempt Fund
      IDS Massachusetts Tax-Exempt Fund
      IDS Michigan Tax-Exempt Fund
      IDS Minnesota Tax-Exempt Fund
      IDS New York Tax-Exempt Fund
      IDS Ohio Tax-Exempt Fund

The Statement of Additional Information for the above referenced funds is modified as follows:

In the appendix titled "Options and Interest Rate Futures Contracts and Additional Information on Investment Policies" under the paragraph on Options in the subsection on Writing covered options the ensuing paragraph has been added:

      "Arkansas law limits the purchasing of puts, calls, straddles, spreads, and any combination thereof to 5% of the Fund's total assets."

Form No. S-6343 A (1/96)
*Destroy - Aug. 29, 1996